EXHIBIT 10.1

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.

AMENDMENT #1 TO RESEARCH AGREEMENT

THIS AMENDMENT (“Amendment”) is by and between the ACCESS BUSINESS GROUP LLC, hereinafter called “Access” and INTERLEUKIN GENETICS, INC., hereinafter called “IG”.

RECITALS

WHEREAS, the parties hereto desire to amend that certain Research Agreement (“Agreement”) dated June 17, 2004, by and between the parties, on the terms and conditions contained herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto and hereby further agree as follows:

1.                                         All terms used herein shall have the same meaning as ascribed to them in the Agreement. To the extent any term or provision of this Amendment conflicts with any term or provision of the Agreement, the terms and provisions of this Amendment shall prevail.

2.                                      Implementation of the Research Program shall be conducted according to Section 2.1 of the Agreement except that, by this Amendment, the Protocol shall be based upon the outline attached to this Amendment as the First Revised and Restated Appendix A.

3.                                      Schedule 1 attached to this Amendment further outlines and clarifies changes made by this Amendment to the key outputs to be delivered by IG with input and collaboration from Access.

4.                                      This Amendment replaces Section 2.3.1 of the Agreement in its entirety with the following:

2.3.1. Installment Payments Following Effective Date. $1,380,000 shall be payable in six monthly installments according to the following schedule:

Amount	Due Date
$180,000	July 1, 2004
$180,000	August 2, 2004
$180,000	September 1, 2004
$380,000	September 30, 2004
$230,000	October 30, 2004
$230,000	November 30, 2004”

5.                                      All other terms and provisions of the Agreement remain the same.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date written below.

INTERLEUKIN GENETICS, INC.		ACCESS BUSINESS GROUP LLC

By:	/s/ Fenel M. Eloi	By:	/s/ George Calvert
	Fenel M. Eloi		George Calvert
	Chief Financial Officer, COO		Vice President - Research &
Development

Date:	9/28/2004	Date:	September 23,2004

FIRST REVISED AND RESTATED APPENDIX A

OUTLINE OF RESEARCH AGREEMENT DELIVERABLES

[ *  *  * Appendix A contains confidential material and has been omitted in its entirety.   *   *   *]

SCHEDULE 1

[ *  *  * Schedule 1 contains confidential material and has been omitted in its entirety.   *   *   *]